                                                                   EXHIBIT 23.6


                       CONSENT OF INDEPENDENT ACCOUNTANTS


           We consent to the inclusion in this registration statement on Form S-1 (File No. 333-48819, Amendment No. 2) of our report dated February 3, 1997, on our audit of the consolidated financial statements of Midcontinent Broadcasting Co. of Wisconsin, Inc. We also consent to the reference to our firm under the caption "Experts".




                                            COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
May 8, 1998